February 7, 2008

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY S&P 500 INDEX FUND
Dated December 31, 2007

The second and third paragraphs of the section of the Prospectus entitled ‘‘The Fund — Fund Management’’ are hereby deleted and replaced with the following:

The Fund is managed within the Systematic Strategies team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Hooman Yaghoobi, an Executive Director of the Investment Adviser, and Teimur Abasov, a Vice President of the Investment Adviser.

Mr. Yaghoobi has been associated with the Investment Adviser in an investment management capacity since July 1995 and began managing the Fund in October 2007. Mr. Abasov has been associated with the Investment Adviser in an investment management capacity since March 2005 and began managing the Fund in October 2007. Prior to March 2005, Mr. Abasov worked as a professor at the University of California, Irvine.

Members of the team collaborate to manage the assets of the Fund and are responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SPISPT

February 7, 2008

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY S&P 500 INDEX FUND
Dated December 31, 2007

The first paragraph of the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services − G. Fund Management — Other Accounts Managed by the Portfolio Managers’’ is hereby deleted.

The section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’ with reference to Thomas H. Moore is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.